EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of the 16th day of February, 2007, to be effective as of May 26, 2006, by and among the lenders listed on the signature pages hereof (the “Lenders”), PENSON WORLDWIDE, INC., a Delaware corporation (“Borrower”), GUARANTY BANK, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer for the Lenders (the “Administrative Agent”), and Wachovia Bank, National Association, as Documentation Agent (the “Documentation Agent”), each to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).
BACKGROUND
     A. The Lenders, the Borrower, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement dated as of May 26, 2006, (as it may be amended, extended, renewed, or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested an amendment to the certain provisions of the Credit Agreement regarding permitted Indebtedness, and the Administrative Agent and the Lenders have agreed to such amendment in order to provide clarification, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Broker Dealer Subsidiaries” in its entirety and replacing it with the following:
     “Broker Dealer Subsidiaries” means Penson Financial Services, Inc., Penson Financial Service Canada, Inc., Penson Financial Services Limited, Penson GHCO and each other broker dealer and/or futures commission merchant Subsidiary of the Borrower engaged in activities substantially similar to those of such Persons (including subsets of such activities).
     (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Short Term Subsidiary Indebtedness” in its entirety and replacing it with the following:
     “Short Term Subsidiary Indebtedness” means, with respect to the Broker Dealer Subsidiaries, that certain Indebtedness incurred (a) for the purpose of purchasing Equity

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Interests and other working capital purposes and (b) for the purpose of purchasing commodities contracts, futures contracts, or Swap Contracts or options related thereto in an aggregate amount not to exceed $10,000,000, each in the ordinary course of business consistent with such Broker Deal Subsidiary’s historical practice.
     (c) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 7.03(d); (ii) deleting the period at the end of Section 7.03(e) and replacing it with a semi-colon; and (iii) adding new Sections 7.03(f) and (g) at the end thereof reading in their entirety as follows:
     (f) Indebtedness of types incurred by the Borrower or any of the Subsidiaries consistent with the historical practices and the ordinary course of business of any of the Subsidiaries or of the Borrower (determined as of the date of the Second Amendment hereto), including (i) Guarantees related to a Subsidiary’s ordinary trade activities, including but not limited to those made in favor of exchanges, market centers, third party clearing firms, record keeping centers or technology providers and (ii) Guarantees made in favor of lenders to a Subsidiary’s customers required in connection with such customers’ purchase of exchange seats or memberships, provided that the relevant exchange seat or membership’s value is, at the time the Guarantee is made, at least twice the principal amount of the Indebtedness so Guaranteed; and
     (g) Guarantees by the Borrower not otherwise permitted by this Section 7.03 of obligations in an aggregate amount not to exceed $35,000,000 at any one time; provided that no single Guarantee shall exceed a notional or principal amount of $10,000,000 and further provided that all Guarantees existing or contemplated as of the date of the Second Amendment hereto are listed on the attached Schedule 7.03(g).
     (d) The Schedules to the Credit Agreement are hereby amended by adding a new Schedule 5.13 and a new Schedule 7.03(g) in the forms attached hereto as Annex I and Annex II, respectively.
     2. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been met to the satisfaction of the Administrative Agent:
     (a) Since the date of the most recent financial statements provided to the Lenders, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (b) No Default shall exist after giving effect to this Amendment;
     (c) The Administrative Agent shall have received confirmation that the Borrower has paid all expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent; and

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     (d) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a duly executed copy of this Amendment and the other applicable Loan Documents, together with such additional documents, instruments and certificates as the Administrative Agent shall require in connection therewith, all in form and substance satisfactory to the Administrative Agent.
     3. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
     4. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.
     5. COUNTERPARTS; EXECUTION VIA FACSIMILE OR ELECTRONIC TRANSMITTAL. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.
     6. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, the Documentation Agent, each Lender and their respective successors and assigns.
     7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
     9. SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.
     10. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.
     11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE

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PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of page left intentionally blank. Signature pages follow.]

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     IN WITNESS WHEREOF, the Borrowers, the Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER: PENSON WORLDWIDE, INC.
By:	/s/ ROGER J. ENGEMOEN, JR.
	Name:	Roger J. Engemoen, Jr.
	Title:	Chairman

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

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GUARANTY BANK, as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender
By:	/s/ AMANDA CONE
	Name:	Amanda Cone
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender
By:	/s/ GIDEON OOSTHUIZEN
	Name:	Gideon Oosthuizen
	Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By:	/s/ GARFIELD JOHNSON
	Name:	Garfield Johnson
	Title:	Senior Vice President

REGIONS BANK
By:	/s/ ROBIN INGARI
	Name:	Robin Ingari
	Title:	Senior Vice President

SOVEREIGN BANK
By:	/s/ CASEY R. HOZER
	Name:	Casey R. Hozer
	Title:	Executive Vice President